SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           SCIENCE DYNAMICS CORPORAION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ______________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ______________________________________________________________________

    (5) Total fee paid:

        ______________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ______________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ______________________________________________________________________

    (3) Filing Party:

        ______________________________________________________________________

    (4) Date Filed:

        ______________________________________________________________________

                          SCIENCE DYNAMICS CORPORATION
                              1919 Spingdale Road
                            Cherry Hill, NJ  08003
                                (856) 424-0068

                        ______________________________

                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AT 10:30 AM,
                               November 15, 2000
                        ______________________________


To the Stockholders of Science Dynamics Corporation:


You are cordially invited to attend the Annual Meeting of the Stockholders of Science Dynamics Corporation (the "Company"), a Delaware corporation, which will be held at the Radisson Hotel, 915 Route 73, Mount Laurel,
New Jersey, on November 15, 2000 at 10:30 A.M. for consideration of and action upon the following matters:

I. Election of seven (7) Directors to hold office for the ensuing year and until their successors have been duly elected and qualified; and

II. Ratification of appointment of Independent Accountants.

The Board of Directors has fixed the close of business on September 14, 2000, as the record date for determination of holders of Common Stock of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A list of stockholders and their stockholdings as of such record date will be available to all stockholders at the time and place of this meeting.

THE ACCOMPANYING FORM OF PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

STOCKHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY
EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE,
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE (a) BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING, (b) BY DELIVERING A DULY EXECUTED PROXY BEARING A LATER DATE, OR (c) BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.


By Order of the Board of Directors:

-----------------------------------
Joy C. Hartman, Corporate Secretary

October 18, 2000
Cherry Hill, New Jersey

                          SCIENCE DYNAMICS CORPORATION
                              1919 Spingdale Road
                            Cherry Hill, NJ  08003
                                (856) 424-0068

                            DATED October 18, 2000


                                PROXY STATEMENT

This Proxy Statement is furnished with the attached Notice of Annual Meeting and with accompanying proxy on or about October 18, 2000, to each stockholder of record of Science Dynamics Corporation (the "Company" or "SciDyn") at the close of business on September 14, 2000 ("Record Date"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Stockholders of the Company to be held on November 15, 2000 at 10:30 A.M. at the Radisson Hotel, 915 Route 73, Mt. Laurel, New Jersey,
08054, and at any postponement or adjournments thereof for the purposes stated below. The Proxy form is enclosed.


REVOCABILITY OF PROXY

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

- Election of Seven (7) directors to hold office for the ensuing year and until their successors have been duly elected and qualified; and

- Ratification of appointment of Independent Accountants.

With respect to any other matters that properly come before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

- Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

- Ratification of the Company's Independent Public Auditors. The affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the auditors.

- Other Items. If you hold your shares in "street name", through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.


                       PERSONS MAKING THE SOLICITATION

The accompanying Proxy is being solicited on behalf of the Board of Directors of the Company. In addition to mailing the proxy materials, solicitation may be made in person or by telephone, fax, or e-mail by directors, officers or regular employees of the Company, none of whom will receive any additional
compensation in connection with such solicitation.   The expense of the
solicitation of the Proxies for the Annual Meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.


             VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only stockholders of record at the close of business on the record date, September 14, 2000, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 17,685,896 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Common Stock of the Company as of the Record Date by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director, director nominee and executive officers, and by all directors and executive officers as a group. Unless otherwise specifically stated, such person has sole voting power and sole investment power with respect to such shares.

                                                            Percent
  Name and Address of                                    of Outstanding
   Beneficial Owner               Number of Shares          Shares (1)
-------------------------------------------------------------------------

Alan C. Bashforth, Chairman           1,500,000(2)             8.48%
Sheldon C. Hofferman, Director        2,971,121(3)            16.79%
Joy C. Hartman                          210,185(4)             1.19%
(President, Chief Executive Officer,
Secretary, Treasurer and Director)
Kenneth P. Ray (Director)                36,300(5)             0.21%
Robert O'Connor                          10,000(6)             0.06%
(Chief Financial Officer)
Anand Kumar (Director)                      600(7)              -0-
John Innes (Director Nominee)                -0-                -0-
L. Michael Hone (Director Nominee)           -0-                -0-

All Directors and Officers as         4,728,206               26.73%
a Group (8 persons)


(1) Based upon a total number of 17,685,896 shares outstanding as of September 14, 2000.

(2) Shares in the name of Innovative Communications Technology, LTD., a corporation, controlled by Mr. Bashforth.

(3) The total includes 2,971,121 shares owned by Golden Phoenix, LP., of which Mr. Hofferman is General Partner.

(4) The 210,185 shares in Ms. Hartman's name include incentive options, exercisable within sixty days of the Record Date, to acquire 155,000 shares, and 20,000 warrants, and 300 shares owned by Ms. Hartman's children.

(5) The 36,300 shares owned by Mr. Ray include incentive options, exercisable within sixty days of the Record Date, to acquire 30,000 shares.

(6) The 10,000 shares owned by Mr. O'Connor consist of incentive options, exercisable within sixty days of the Record Date, to acquire 10,000 shares.

(7) Includes 600 shares owned by Mr. Kumar's spouse.

                                 PROPOSAL 1

                           ELECTION OF DIRECTORS

Seven (7) directors will be elected to hold office subject to the provisions of the Company's by-laws until the next Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. The vote of a majority of the votes entitled to be cast by stockholders present in person or by proxy, is required to elect members of the Board of Directors. The following table sets forth the name, age, position with the Company and respective director service dates of each person who has been nominated to be a director of the Company:


                               Positions(s)
Name                 Age     With the Company                Director Since
----------------------------------------------------------------------------
Alan C. Bashforth     49  Chairman of the Board                   1996
                          of Directors.

Kenneth P. Ray        66  Incumbent Director                      1990

Joy C. Hartman        51  President, Chief Executive Officer,     1991
                          Corporate Secretary, Treasurer,
                          Incumbent Director

Sheldon C. Hofferman  55  Incumbent Director                      1997

Anand Kumar           54  Incumbent Director                      1999

John Innes            67  Director Nominee                        2000

L. Michael Hone       50  Director Nominee                        2000


Business Experience of the Directors

Alan C. Bashforth, President and Chief Executive Officer of SciDyn until January 2000, relinquished those positions and now serves as Chairman of the Board. He also now serves as President of Cascadent Communications, a major customer of SciDyn. Previously he was President of Innovative Communications Technology, LTD. (ICT), a data communications company, located in Jersey, Channel Islands, until the acquisition of the intellectual property of ICT by SciDyn in November, 1996. Prior experience included ownership of the CSL Group of companies from its inception in 1975. CSL is a Communications and Computer engineering group and employed over 100 people in 1992 when Mr. Bashforth sold the company. From 1970 to 1975, Mr. Bashforth was employed by Automaten CI, LTD., an office equipment and telecommunications company, in various engineering and sales positions leading to the position of General Manager. Mr. Bashforth was educated in electronic engineering at Mid Herts Polytechnic College in England and holds a Higher National Diploma in Electronic Engineering. Mr. Bashforth also serves as a Director of Satellite Media Services Ltd.

Joy C. Hartman became President and Chief Executive Officer in January 2000, and continues to serve as, Secretary and Treasurer. Ms. Hartman joined SciDyn in January 1982. In addition to holding these positions, other positions she has held at SciDyn include CFO, Treasurer, corporate Secretary, and Executive Vice President. Her prior experiences included TeleSciences, Incorporated, and Peat Marwick Mitchell. Ms. Hartman is a graduate of The Wharton School of Business of the University of Pennsylvania. She is a member of the Financial Executives Institute, the National Association of Corporate Directors, and the American Society of Corporate Secretaries.

Kenneth P. Ray is President of DelRay, Inc., an active telecommunications consulting firm. From 1964 to 1987, he was associated with ITT in various responsible positions and in 1976 became Vice President of ITT Telecommunications, with responsibility for engineering, marketing and sales departments. In 1981 he became Vice President and Director of Operations for the Transmission Division of ITT Space Communications. In January, 1987, ITT's telecommunications group was acquired by Alcatel and Mr. Ray became Vice President of Marketing and Development for Alcatel Network Systems.
From 1988 to 1991, he was Vice President for Technology and Business Development for Alcatel North America, a telecommunications company.
Mr. Ray received a BSEE from Polytechnic Institute of New York in 1954 and a Masters in Economics from North Carolina State University in 1970.

Sheldon C. Hofferman has been an Attorney and Private Investor since 1971. Mr. Hofferman graduated from the University of Pennsylvania in 1966 and Temple University Law School in 1971. He was in private law practice in Washington, D.C., specializing in communications law, from 1971 to 1974. He served as Senior Trial Attorney for the Federal Trade Commission from 1974 to 1983, and re-entered private law practice thereafter. Mr. Hofferman has also served as General Partner of Golden Phoenix Limited Partnership, an investment concern, since 1983.

Anand Kumar received a Ph.D. Candidacy degree in Communications and a M.S. degree in Electrical Engineering from the University of Connecticut. He also received a B.S. degree in Electrical Engineering (Honors) from Jadavpur University, India. In 1980 , Mr. Kumar founded Communications Strategies Group, a technology consulting firm serving clients in North America, Europe and Asia, for which he continues to serve as principal. He has thirty years of experience in the telecommunications and electronics industries including:
Executive Vice President of FaciliCom International; Washington International Teleport - Founder and Chief Executive Officer from 1986 - 1992; General Telephone & Electronics - Manager Marketing Services and Product Development from 1978 - 1980.

John Innes is Chairman of ACHP a company started to meet the need of electronic banking/funds transfer marketing and processing. He has 30 years of experience managing, reorganizing, and financing public and private companies. Since 1971 he has been an attorney, consultant and investor in companies in various industries including investment banking, media, aviation, waste management and electronic commerce. From 1992 to 1994, Mr. Innes was Chairman of Commonwealth Associates, a New York based investment banking firm. Mr. Innes served as Vice-Chairman of Wheeling-Pittsburgh Steel Corporation; Managing Director of Sabre Insurance Company Limited, from
1986 - 1991; he also served as General Counsel of Gulfstream Aerospace Corporation, from 1976 - 1986. Mr. Innes graduated from Williams College and from Temple University Law School.

L. Michael Hone has been the President and Chief Executive Officer of Centennial Technologies, Inc., a publicly traded company, since August 1997. Previously he was Chairman and Chief Executive Officer of PSC, Inc., a publicly-held manufacturer of hand-held and fixed-position laser based bar code scanners, scan engines and other scanning products. From 1992 to 1997 Mr. Hone was director of Verax Systems, Inc., a company principally engaged in the design of statistical process control software from; Mr. Hone also served as director of Rochester Healthcare Information Group, Inc., a company principally engaged in providing data processing management to the healthcare industry; and he served as a director of Telxon, Inc. a publicly held company principally engaged in wireless networks and mobile information systems.
Mr. Hone served as director of the Association for the Blind and Visually Impaired, Inc., which is principally engaged in assisting the blind and visually impaired to achieve vocational and social independence; he also served as a director of the Boy Scouts of America, Inc., Ocean County, New York, Council. Mr. Hone is a named inventor on six United States patents. He attended Ohio State University where he majored in Business.

General Information

Board of Directors. The Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. In the opinion of the Board, each of the four outside directors (including the director nominees) is independent of management and free of any relationship with the Company that would interfere with his or her exercise of independent judgement in performing the duties of a director.

The Board of Directors held five meetings during 1999. Overall and individual attendance at the Board and committee meetings was 100 percent, with the exception of Anand Kumar who attended 60% of the Board meetings. Following the Annual Meeting, the Board will consist of seven directors. In the interim between Annual Meetings, the Board has the authority under the By-laws to increase or decrease the size of the Board.


Directors Compensation

Cash Compensation. During the Company's fiscal year ending December 31, 1999 each non-employee director received $250.00 per meeting as standard compensation for service as directors. Directors who are employees of the Company received no additional compensation for service as directors.

Options. Nonemployee directors may be granted stock options at the discretion of the Board for services rendered as a director.


                           BOARD COMMITTEE MEMBERSHIP

NAME                     AUDIT COMMITTEE           STOCK OPTION COMMITTEE
--------------------------------------------------------------------------
Joy C. Hartman                                                 *
Kenneth P. Ray                  *                              *
Anand Kumar                     *

* Member.

Audit Committee

The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls, and adherence to its Business Conduct Guidelines in compliance with federal procurement laws and regulations. The committee recommends to the Board of Directors the selection of the Company's outside auditors and reviews their procedures for ensuring their independence with respect to the services performed for the Company.

The Audit Committee is composed of outside directors who are not officers or employees of SciDyn. In the opinion of the Board, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

Stock Option Committee

The Stock Option Committee during 1999 consisted of two of the board members, Ken Ray and Joy Hartman. Its function is to oversee the Company's Incentive Stock Option Plan. There was one meeting of the Stock Option Committee during 1999.

Legal Proceedings

The Company is not now a party to any material litigation and no material action against the Company has been threatened or is known to be contemplated by any governmental agency or subdivision or any other entity.


Executive Compensation

The Company does not have a compensation committee; the Board of Directors establishes the remuneration for the Company's Chief Executive Officer and other executive officers and/or directors. Base salaries for the Company's executive officers, as well as changes in such salaries, are established by the Board of Directors, taking into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officer and the length of the officer's service.

Periodic grants of stock options.   Under the stock option guidelines adopted
by the Board of Directors, stock option grants may be made to executive officers upon initial employment and from time to time for increased responsibility.

Executive Compensation Summary Table

The following table sets forth all information concerning total compensation earned or paid to the Company's Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities as of December 31, 1999 for services rendered to the Company during each of the last three fiscal years.

SUMMARY COMPENSATION TABLE

                                      SUMMARY COMPENSATION TABLE

                           Annual Compensation      Long term compensation
                          -----------------------  --------------------------
Name and            Year  Salary     Bonus  Other            Awards                 All
Principal                   ($)       ($)   Annual     Restrict-  Options/  LTIP    Other
Position                                    Compen-    ed Stock   SARs(#)   Pay-    Compensa-
                                            sation ($)    ($)               outs($) tion ($)
----------          ----  ------     -----  ---------- --------- ---------- ------  --------
Alan C. Bashforth,  1999  147,672*    -0-       -0-       -0-        -0-      -0-      -0-
President and       1998  160,000*    -0-       -0-       -0-        -0-      -0-      -0-
CEO (1)             1997  160,000*    -0-       -0-       -0-        -0-      -0-      -0-

                    1999  134,085     -0-       -0-       -0-        -0-      -0-      -0-
Lyndon A.Keele      1998  134,085     -0-       -0-       -0-        -0-      -0-      -0-
                    1997  134,085     -0-       -0-       -0-        -0-      -0-      -0-

                    1999  113,237     -0-       -0-       -0-    10,000       -0-      -0-
Joy C.Hartman,      1998  111,000     -0-    5,632*       -0-        -0-      -0-      -0-
EVP,CFO, SEC.,      1997  101,000     -0-    4,273*       -0-    20,000       -0-      -0-
Treas.(3)




*Mr. Bashforth's compensation is a contractual management fee.
_________

(1) Mr. Bashforth served as President and CEO of SciDyn until January 2000, at which time he resigned these positions to become Vice-Chairman of the Board of Directors with Mr. Lyndon Keele until Mr. Keele's retirement in June, 2000.

(2) Mr. Keele served as Chairman of the Board of Directors of SciDyn, sharing the position with Alan C. Bashforth from January 2000 until Mr. Keele's retirement in June, 2000.

(3) Ms. Hartman served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of SciDyn until her appointment as President and CEO of SciDyn in January 2000.

In January 1996 the Board of Directors adopted a resolution whereby the then present officers of the Corporation are protected from termination without cause should there be a change in control or ownership of the Company by acquisition or merger.

The employment agreements would entitle Ms. Hartman to receive up to 2.99 times her annual salary if there is a change in control of the Company (as defined) and a termination of her employment. The maximum contingent liability under these agreements in such event is approximately $523,250.

Options Grants for Fiscal 1999

10,000 options were granted to Ms. Hartman during 1999.


                AGGREGATED OPTION EXERCISES DURING FISCAL 1999
                     AND OPTION VALUES ON DECEMBER 31, 1999

The table below sets forth information with respect to the number and value of exercised and unexercised options held by the named executive officers of the Company on December 31, 1999. Ms. Hartman exercised 20,000 options during 1999. There are no outstanding stock appreciation rights.

                                                                                 Value of Unexercised
       Name        Shares Acquired    Value     Number of Unexercised Options     In-The-Money Options
       ----          on Exercise     Realized      at December 31, 1999           at December 31, 1999
                     -----------     --------    Exercisable   Unexercisable   Exercisable   Unexercisable
                                                 -----------   -------------   -----------   -------------
Joy C. Hartman         20,000         $92,802     89,185             -           $431,295       None


The Company currently has no standing plans or formal arrangements for contingent forms of compensation such as bonuses, commissions, executive stock options, stock appreciation rights, profit sharing, pension, retirement plans or other like benefit programs, except for the past and present Incentive Stock Option Plan. No officer, director, or other employee consequently received or was entitled to any form of non-cash compensation under any form of plan described or included within Regulation S-B, Section 402(b)(1), Reg. 228.402, Section (b)(1).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED
HEREIN


                                    PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Peter C. Cosmas Co., CPA's as the Company's independent accountants for the fiscal year ending December 31, 2000.
Peter C. Cosmas Co., CPA's (formerly Nemiroff, Cosmas, Titus and Cochamiro) has served as public auditors for the Company during the entire calendar year 1999, having been re-engaged as Company auditors on December 21, 1990, succeeding Coopers & Lybrand (which had been the Company auditors from 1985 until December 17, 1990). Peter C. Cosmas Co., CPA's previously served as public auditors for the Company from 1981 through 1985. Services provided to the Company and its subsidiary by Peter C. Cosmas Co., CPA's in fiscal year 1999 included the examination of the Company's financial statements, limited reviews of quarterly reports and services related to filings with the Securities and Exchange Commission.

Representatives of Peter C. Cosmas Co., CPA's will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF PETER C. COSMAS CO., CPA'S AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 2000. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Board of Directors.


                                 OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                            ADDITIONAL INFORMATION

Stockholder Proposals for the 2001 Annual Meeting. Stockholders interested in presenting a proposal for consideration at the Company's Annual Meeting of Stockholders in 2001 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws.
To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than 120 days preceding the 2001 stockholders meeting that is scheduled for June 20, 2001.


 By Order of the Board of Directors:


 ------------------------
 Joy C. Hartman
 Corporate Secretary

October 18, 2000
Cherry Hill, New Jersey

                     SCIENCE DYNAMICS CORPORATION
        Annual Meeting of Stockholders - To Be Held November 15, 2000
               THE BOARD OF DIRECTORS SOLICITS THIS PROXY


The undersigned hereby appoint(s) Joy C. Hartman and Robert O'Connor, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Science Dynamics Corporation that the undersigned would be entitled to cast if personally present at the 2000 Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.


THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED BELOW, AND PROPOSAL NUMBER 2 ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.



                    PLEASE MARK ALL CHOICES LIKE THIS   X
   Cut on the dotted line and return in the self addressed stamped envelope

----------------------------------------------------------------------------

The Board recommends a vote FOR items 1 and 2

(1)	ELECTION OF DIRECTORS: (01) Alan C. Bashforth, (02) Joy C. Hartman,
                               (03) Sheldon Hofferman, (04) L. Michael Hone,
                               (05) John Innes,        (06) Anand Kumar,
                               (07) Kenneth P. Ray

         FOR                    WITHHOLD          WITHHOLD authority to vote
    All nominees          Authority to vote for   for the individual nominee(s)
(except as marked to      all nominees            identified in the space
 the Contrary)                                    provided below

       [  ]                      [  ]             __________________________


                                          FOR      AGAINST      ABSTAIN

(2) Ratification of appointment of       [  ]        [  ]         [  ]
    Peter C. Cosmas Co., CPA's as
    the Company's independent public
    auditors for 2000



SIGNATURE ____________________________ DATE ___________


SIGNATURE ____________________________ DATE ___________